BLACKROCK FUNDS II

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio
(the “Fund”)

     Supplement dated October 1, 2015
to the Investor and Institutional Shares Summary Prospectus and
Investor and Institutional Shares Prospectus of the Fund,
each dated April 30, 2015, as amended September 14, 2015

Effective as of October 1, 2015, BlackRock (as defined below) has agreed contractually to cap net expenses of the Institutional Shares of the Fund at a lower level. To achieve this expense cap, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s annual fund operating expenses for Institutional Shares, excluding certain expenses described in the Summary Prospectus and Prospectus, exceed a certain limit.

Accordingly, the Fund’s Summary Prospectus and Prospectus are amended as follows:

The section entitled “Fund Overview — Key Facts About BlackRock Emerging Markets Flexible Dynamic Bond Portfolio — Fees and Expenses of the Fund” in each of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 34 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-71 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as percentage
of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.80%	0.85%	0.70%
Acquired Fund Fees and Expenses[3]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	1.66%	2.46%	1.31%
Fee Waivers and Expense Reimbursements[4]	(0.40)%	(0.45)%	(0.35)%
Total Annual Fund Operating Expenses After
Fee Waivers and/or Expense Reimbursements[4]	1.26%	2.01%	0.96%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Investor C Shares after one year.
[3]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report which does not include the Acquired Fund Fees and Expenses.
[4]	As described in the “Management of the Funds” section of the Fund’s prospectus on page 47, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Investor A Shares), 2.00% (for Investor C Shares) and 0.95% (for Institutional Shares) of average daily net assets until May 1, 2017. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$523	$865	$1,230	$2,255
Investor C Shares	$304	$724	$1,270	$2,762
Institutional Shares	$ 98	$381	$ 685	$1,548

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$204	$724	$1,270	$2,762

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 449% of the average value of its portfolio.

In the table immediately below the fourth paragraph under the section of the Prospectus entitled “Management of the Funds — BlackRock — Total Annual Management Fees (Before Waivers),” the information solely as it relates to the Fund is revised as set forth below:

Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Emerging Markets Flexible Dynamic
Bond Portfolio
Investor A Shares	1.25%
Investor C Shares	2.00%
Institutional Shares	0.95%

[1]	The contractual caps are in effect until May 1, 2017. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As a percentage of average daily net assets.

Shareholders should retain this Supplement for future reference.

ALLPR-EMD-1015SUP